ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® Fidelity Institutional Asset Management® Total Bond Fund
(together, the “Funds”)

Supplement dated September 30, 2026
to the Summary Prospectuses, Prospectuses and
Statement of Additional Information (“SAI”) dated May 1, 2026

This supplement updates certain information contained in the summary prospectuses, prospectus, and SAI and should be attached to the summary prospectuses, prospectus, and SAI and retained for future reference.
The following changes are made to the Funds’ Summary Prospectuses, Prospectus and SAI, as applicable:
Effective September 30, 2026:
Mr. Ford O’Neil  is no longer a portfolio manager of the Funds. Accordingly, all references to Mr. Ford O’Neil are hereby removed in their entirety from the applicable sections of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information.